UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012 (November 15, 2012)

NTS, INC.
(formerly Xfone, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices)

806-771-5212
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

    On November 15, 2012, NTS, Inc. (f/k/a Xfone, Inc.) issued a press release and accompanying FTTP Trendline Charts announcing its financial results for the three and nine months ended September 30, 2012 as well as information regarding a conference call to discuss these financial results. A copy of the press release is attached hereto as Exhibit 99.1, and the referred FTTP Trendline Charts are attached hereto as Exhibit 99.2

    The information in this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.                     Description
99.1                          Press Release dated November 15, 2012
99.2                          FTTP Trendline Charts referred in Press Release dated November 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.

Date: November 15, 2012	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Chairman of the Board of Directors